SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

Date of Report (Date of earliest event reported): August 15, 2008

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

ENVIROKARE TECH, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-26095	88-0412549

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

641 Lexington Avenue, 14th Floor New York, New York	10022

(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (212) 634-6333

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 - Entry into a material definitive agreement

The Registrant and its wholly owned subsidiary, Envirokare Composite Corp. ("ECC"), on August 15, 2008, entered into a Consent to Extend Payment Agreement with Nova Chemicals Inc. ("NCI"), under the provisions of which payment of the ECC promissory note (the "Note") guaranteed by the Registrant and payable to the order of  NCI in the principal amount of five hundred thousand dollars ($500,000) together with interest thereon with an initial payment date of May 15, 2008 was further extended  from August 15, 2008 to October 15, 2008.  A copy of the Consent to Extend Payment Agreement is attached as Exhibit 10.1

Item 9.01 - Financial Statements and Exhibits

Exhibit: 10.1. Consent to Extend Payment Agreement between Envirokare Tech, Inc. and ECC and NCI, dated August 15, 2008.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 27, 2008	Envirokare Tech Inc.

/s/ George E. Kazantzis

George E. Kazantzis, President, Chief Operating Officer and Principal Financial Officer